Exhibit 10.1

EXECUTION COPY
AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT
This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this “Amendment”), dated as of July 21, 2023 (the “Effective Date”), is made and entered into by and among Fresh Tracks Therapeutics, a Delaware corporation formerly known as Brickell Biotech, Inc. (“Fresh Tracks”), Brickell Subsidiary, Inc., a Delaware corporation d/b/a Brickell Biotech, Inc. (“Brickell Sub” and, together with Fresh Tracks, the “Sellers” and each, a “Seller”), Botanix SB Inc., a Delaware corporation (“Buyer”), and Botanix Pharmaceuticals Limited, an Australian company (“Guarantor”). Each of the Sellers, Buyer and Guarantor are referred to herein as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, the Sellers, Buyer and, for certain limited purposes, Guarantor are parties to that certain Asset Purchase Agreement dated as of May 3, 2022 (the “Purchase Agreement”), whereby, among other things, Buyer purchased the Transferred Assets (as defined in the Purchase Agreement) from the Sellers;
WHEREAS, as part of the transactions contemplated in the Purchase Agreement, Buyer agreed to pay Fresh Tracks various amounts as set forth in Sections 2.10 (Milestone Payments), 2.11 (Earnout Payments), 2.13 (Kaken Payments) and 2.19 (Reimbursement Amounts) of the Purchase Agreement (collectively, the “Post Closing Payment Obligations”);
WHEREAS, Section 7.2 of the Purchase Agreement provides that the Purchase Agreement may be amended only by written agreement of Buyer and Sellers;
WHEREAS, the Parties desire to amend the Purchase Agreement so that in exchange for payments to be made by Buyer to or on behalf of Fresh Tracks as set forth in this Amendment, the Sellers will release Buyer from and terminate all of the Post Closing Payment Obligations; and
WHEREAS, capitalized terms used but not defined in this Amendment shall be as defined in the Purchase Agreement.
NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein and for good and valuable consideration, the adequacy of which is hereby acknowledged, the Parties hereby agree as follows:
ARTICLE 1
BUYOUT AND AMENDMENTS
Section 1.1    Buyout. On the terms and subject to the conditions set forth herein, in consideration of the execution of this Amendment, Buyer shall pay to or on behalf of Fresh Tracks a non-refundable amount within four (4) Business Days after the Effective Date equal to Eight Million Two Hundred Fifty Thousand Dollars ($8,250,000) (the “Buyout Payment”); provided that Fresh Tracks hereby directs Buyer, and Buyer hereby agrees, to pay One Million Six Hundred Fifty Thousand Dollars ($1,650,000) of the Buyout Payment to Bodor Laboratories, Inc. (“Bodor”) within four (4) Business Days after the Effective Date in satisfaction of Fresh Tracks’ obligation in respect of the Buyout Payment under the Rights Agreement among the Sellers and Bodor effective as of May 3, 2022, as amended by the Amendment to Rights Agreement dated November 10, 2022 and the Second Amendment to Right Agreement dated on or about the Effective Date (the “Rights Agreement”).

Section 1.2    Payment of Buyout Payments. Within four (4) Business Days after the Effective Date, Buyer shall pay:
(a)    the portion of the Buyout Payment payable to Fresh Tracks (i.e. Six Million Six Hundred Thousand Dollars ($6,600,000)) by wire transfer of immediately available United States funds pursuant to the following instructions:
Bank Name:        [***]
Bank Address:        [***]
Account Name:    [***]
Account Number:    [***]
ABA:            [***]
SWIFT Code:        [***]
and

(b)    the portion of the Buyout Payment that Fresh Tracks directed be paid to Bodor (i.e. One Million Six Hundred Fifty Thousand Dollars ($1,650,000)) by wire transfer of immediately available United States funds pursuant to the following instructions:
Bank Name:         [***]
Bank Address:     [***]
Owner:         [***]
Routing Number (for domestic wire transfers): [***]
Routing Number (for direct deposits, electronic payments): [***]
For Credit to BLI Account Number: [***]
BIC/SWIFT CODE:    [***]
Section 1.3    Termination of Post Closing Payment Obligations; Coordinating Amendments to the Purchase Agreement. Effective upon Buyer paying the Buyout Payment as set forth in Sections 1.1 and 1.2 of this Amendment:
(a)    The Parties agree that the Post Closing Payment Obligations are hereby terminated and of no further force or effect as of and after the Effective Date. Buyer and the Sellers further acknowledge and agree that effective as of the Effective Date (i) except for the Buyout Payment, the Sellers are not entitled to receive any further amounts otherwise payable as Post Closing Payment Obligations and (ii) Sections 2.10, 2.11, 2.12, 2.13, 5.11, 5.12, 5.13 and 6.2(d) of the Purchase Agreement shall have no further force or effect.
(b)    The definition of Post-Closing Payments in Section 1.1 of the Purchase Agreement is amended to read as follows:
“Post-Closing Payments” means, collectively, the Milestone Payments, the Earnout Payments and the Kaken Payments owed by Buyer prior to July 21, 2023, plus Eight Million Two Hundred Fifty Thousand Dollars ($8,250,000).
(c)    The definition of Purchase Price in Section 1.1 of the Purchase Agreement is amended to change the word “payable” to “paid”.

(d)    The phrase “Upfront Payment” in Section 6.6(b) of the Purchase Agreement is amended to read as “Upfront Consideration”.
(e)    The phrase “or, in respect of unpaid Post-Closing Payments, earned by” in Section 6.6(d) of the Purchase Agreement is hereby deleted.
(f)    Allocation of Purchase Price. Each of the Parties shall treat the Buyout Payment as Purchase Price allocated to Class VI for all Tax purposes and in all filings, declarations and reports with the appropriate taxing authority. In any Proceeding related to the determination of any Tax, neither Buyer nor any Seller nor any of their Affiliates shall contend or represent that such agreed allocation is not a correct allocation, unless otherwise required by applicable Law.
ARTICLE 2
REPRESENTATIONS AND WARRANTIES
Section 2.1    Sellers’ Representations and Warranties. The Sellers jointly and severally represent and warrant to Buyer and Guarantor that as of the Effective Date:
(a)    Existence; Good Standing. Each of the Sellers is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.
(b)    Authorization. Each of the Sellers has the requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment. The execution, delivery and performance of this Amendment, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of each of the Sellers.
(c)    Enforceability. This Amendment has been duly executed and delivered by an authorized signatory of each of the Sellers and constitutes the valid and binding obligation of each of the Sellers, enforceable against each of the Sellers in accordance with its terms.
(d)    No Conflicts. The execution, delivery and performance by each of the Sellers of this Amendment do not (i) contravene or conflict with the organizational documents of such Seller, (ii) contravene or conflict with or constitute a default under any material provision of any law binding upon or applicable to such Seller or (iii) contravene or conflict with or constitute a default under any material contract or other material agreement or judgment binding upon or applicable to such Seller.
(e)    Consents. No consent, approval, license, order, authorization, registration, declaration or filing with or of any Government Entity or other Person is required to be done or obtained by either or both of the Sellers in connection with (i) the execution and delivery by such Seller of this Amendment, (ii) the performance by either or both of the Sellers of its obligations under this Amendment, or (iii) the consummation by either or both of the Sellers of any of the transactions contemplated by this Amendment.

(f)    No Prior Transfer. Other than in connection with the Rights Agreement, neither of the Sellers has assigned or in any way conveyed, transferred or encumbered all or any portion of its ownership rights to the Post Closing Payment Obligations.
(g)    Solvency. As of the Effective Date, each of the Sellers is solvent. Immediately after giving effect to the transactions contemplated by this Amendment, each of the Sellers will be solvent. No transfer is being made and no obligation is being incurred by in connection with the transactions contemplated by this Amendment with the intent to hinder, delay, or defraud either present or future creditors of either of both of the Sellers or any of their respective Affiliates
Section 2.2    Buyer’s Representations and Warranties. Buyer represents and warrants to the Sellers that as of the Effective Date:
(a)    Existence; Good Standing. Buyer is a Delaware corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.
(b)    Authorization. Buyer has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment. The execution, delivery and performance of this Amendment, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Buyer.
(c)    Enforceability. This Amendment has been duly executed and delivered by an authorized managing director or officer of Buyer and constitutes the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.
(d)    No Conflicts. The execution, delivery and performance by Buyer of this Amendment do not (i) contravene or conflict with the organizational documents of Buyer, (ii) contravene or conflict with or constitute a default under any material provision of any law binding upon or applicable to Buyer or (iii) contravene or conflict with or constitute a default under any material contract or other material agreement or judgment binding upon or applicable to Buyer.
(e)    Consents. No consent, approval, license, order, authorization, registration, declaration or filing with or of any Governmental Entity or other Person is required to be done or obtained by Buyer in connection with (i) the execution and delivery by Buyer of this Amendment, (ii) the performance by Buyer of its obligations under this Amendment, or (iii) the consummation by Buyer of any of the transactions contemplated by this Amendment.
(f)    Solvency. As of the Effective Date, Buyer is solvent. Immediately after giving effect to the transactions contemplated by this Amendment, Buyer will be solvent. No transfer is being made and no obligation is being incurred by in connection with the transactions contemplated by this Agreement with the intent to hinder, delay, or defraud either present or future creditors of Buyer or any of its Affiliates

ARTICLE 3
INDEMNIFICATION
Section 3.1    Indemnification by the Sellers. The Sellers, jointly and severally, shall indemnify, defend and hold harmless Buyer, Guarantor, their respective Affiliates and officers, directors, agents and employees from and against any Third Party Claims and Losses arising therefrom to the extent resulting from any breach of representation, warranty or covenant of either or both of the Sellers set forth in this Amendment.
Section 3.2    Indemnification by Buyer and Guarantor. Buyer and Guarantor, jointly and severally, shall indemnify, defend and hold harmless the Sellers, their respective Affiliates and officers, directors, agents and employees from and against any Third Party Claims and Losses arising therefrom to the extent resulting from any breach of representation, warranty or covenant of Buyer set forth in this Amendment.
Section 3.3    Indemnification Procedure. The terms and conditions of Section 6 of the Purchase Agreement shall govern all indemnification claims pursuant to this Article 3 and are incorporated herein by reference.
ARTICLE 4
MISCELLANEOUS
Section 4.1    Terms Incorporated. The provisions of Section 7.1 through Section 7.12 of the Purchase Agreement are incorporated herein by reference and shall apply to this Amendment mutatis mutandis.
Section 4.2    Full Force and Effect; Conflict. The Purchase Agreement is amended only as expressly provided in this Amendment and shall otherwise continue in full force and effect. In the event of conflict between this Amendment and the Purchase Agreement, this Amendment shall govern.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

FRESH TRACKS THERAPEUTICS, INC.

/s/ Andy Sklawer
Name: Andy Sklawer
Title: CEO

BRICKELL SUBSIDIARY, INC.

/s/ Andy Sklawer
Name: Andy Sklawer
Title: CEO

BOTANIX SB INC.

/s/ Vince Ippolito
Name: Vince Ippolito
Title: President

BOTANIX PHARMACEUTICALS LIMITED

/s/ Vince Ippolito
Name: Vince Ippolito
Title: Executive Chairman

[Signature Page to Amendment No. 1 to Asset Purchase Agreement]